                                                                   Exhibit 10.15

                             CONTRIBUTION AGREEMENT

            This CONTRIBUTION  AGREEMENT (this  "AGREEMENT") is made and entered into as of January 19,  2006,  by and between  Soft Wave Media,  LLC, a New York limited  liability  company  ("SOFT  WAVE"),  Soft Wave Media,  Inc., a Delaware corporation  ("NEWCO"),  Alowex,  LLC,  a New  York  limited  liability  company
("ALOWEX")  and  Remnant  Media,  LLC,  a New  York  limited  liability  company
("REMNANT").

                                    RECITALS

            WHEREAS, Newco is a newly-formed Delaware corporation; and

            WHEREAS, the authorized capital stock of Newco currently consists of
250,000,000  shares  of common  stock,  par value  $.01 per share  (the  "COMMON
STOCK"),  of which 10,000  shares are issued and  outstanding,  all of which are held by Soft Wave; and

            WHEREAS, Soft Wave is currently owned by Alowex and Remnant; and

            WHEREAS,  Soft  Wave is the  obligor  of a  promissory  note,  dated
January 19, 2006, in the original principal amount of $1,400,000 that is payable to Alowex (the "SOFT WAVE PROMISSORY NOTE"); and

            WHEREAS,  Soft Wave and  Alowex are  parties  to a certain  Security
Agreement, dated January 19, 2006 (the "SOFT WAVE SECURITY AGREEMENT"), pursuant to which Soft Wave has granted to Alowex a security  interest in certain  assets of Soft Wave; and

            WHEREAS,  Soft Wave is  obligated  to Alowex  pursuant  to a certain letter agreement,  dated as of January 19, 2006 (the "ALOWEX LETTER AGREEMENT"),
pursuant  to which  Soft  Wave has  agreed  to pay  Alowex,  upon the  terms and conditions  set  forth  in the  Alowex  Letter  Agreement,  $1,300,000  upon the consummation of a Qualified Offering; and

            WHEREAS,  Soft Wave is  obligated  to Remnant  pursuant to a certain letter agreement, dated as of January 19, 2006 (the "REMNANT LETTER AGREEMENT"),
pursuant  to which  Soft  Wave has  agreed  to pay  Remnant,  upon the terms and conditions  set  forth in the  Remnant  Letter  Agreement,  $1,300,000  upon the consummation of a Qualified Offering; and

            WHEREAS, Soft Wave desires to contribute,  assign, transfer,  convey and deliver to Newco,  and Newco  desires to accept and receive  from Soft Wave, all of Soft Wave's assets subject to all of Soft Wave's  liabilities  (including the Soft Wave  Promissory  Note,  the Alowex  Letter  Agreement  and the Remnant
Letter Agreement), all upon the terms and conditions set forth herein.

            NOW THEREFORE,  in  consideration  of the foregoing,  and the mutual covenants and agreements set forth herein,  the parties hereto,  intending to be legally bound, do hereby covenant and agree as follows:

         1. DEFINITIONS.

            As used herein, the terms below shall have the following meanings:

            "AGREEMENT"  shall have the meaning set forth in the introduction to this Agreement.

            "ALOWEX"  shall have the  meaning set forth in the  introduction  to this Agreement.

            "ALOWEX  LETTER  AGREEMENT"  shall have the meaning set forth in the recitals to this Agreement.

            "BUSINESS"  shall  mean the  web-based  radio  advertising  business operated by Soft Wave at the following Internet website: www.remnantradio.com.

            "CLOSING"  shall  have the  meaning  set forth in  Section 3 of this
Agreement.

            "COMMON  STOCK"  shall have the meaning set forth in the recitals to this Agreement.

            "EXCLUDED  ASSETS" shall mean those assets of Soft Wave set forth on
EXHIBIT A2.

            "EXCLUDED LIABILITIES" shall mean those Liabilities of Soft Wave set forth on EXHIBIT B2.

            "INSTRUMENT  OF  ASSIGNMENT"  shall  have the  meaning  set forth in
Section 3 of this Agreement.

            "INSTRUMENT  OF  ASSUMPTION"  shall  have the  meaning  set forth in
Section 3 of this Agreement.

            "LIABILITIES"   shall   mean   any  and  all   liabilities,   debts,
obligations,  covenants,  guaranties,  indemnities,  demands,  claims, causes of action or charges of any  nature,  whether  absolute or  contingent,  matured or unmatured,  liquidated or unliquidated,  accrued or unaccrued, known or unknown, whenever arising,  and including those arising under any law, rule,  regulation, action,  threatened  or  contemplated  action,  order or  consent  decree of any governmental  authority or any award of any  arbitrator or mediator of any kind, and those arising under any contract, commitment or undertaking, including those arising under this  Agreement,  whether or not recorded or reflected or required to be recorded or reflected on the financial statements of Soft Wave.

            "NEWCO" shall have the meaning set forth in the introduction to this
Agreement.

            "NEWCO  PROMISSORY NOTE" shall have the meaning set forth in Section
4 of this Agreement.

            "NEWCO  SECURITY  AGREEMENT"  shall  have the  meaning  set forth in
Section 4 of this Agreement.

            "PATENT APPLICATION  ASSIGNMENT" shall have the meaning set forth in
Section 3 of this Agreement.

            "PERSON" shall mean any individual,  partnership (whether general or limited), limited liability company,  corporation,  trust, estate,  association, nominee or other entity.

            "REMNANT"  shall have the meaning set forth in the  introduction  to this Agreement.

            "REMNANT LETTER  AGREEMENT"  shall have the meaning set forth in the recitals to this Agreement.

            "SOFT WAVE" shall have the meaning set forth in the  introduction to this Agreement.

            "SOFT WAVE PROMISSORY  NOTE" shall have the meaning set forth in the recitals to this Agreement.

            "SOFT WAVE SECURITY  AGREEMENT"  shall have the meaning set forth in the recitals to this Agreement.

            "SUBJECT  ASSETS"  shall have the  meaning set forth in Section 2 of this Agreement.

            "SUBJECT  LIABILITIES" shall have the meaning set forth in Section 2 of this Agreement.

         2. CONTRIBUTION OF ASSETS AND ASSUMPTION OF LIABILITIES.

         (a)  Soft  Wave,  upon  the  terms  and  conditions  set  forth in this
Agreement, does hereby agree to contribute, assign, transfer, convey and deliver to Newco, on an as-is, where-is basis, and Newco does hereby agree to accept and receive  from  Soft  Wave,  at the  closing  provided  for in  Section 3 of this
Agreement,  all of Soft Wave's right, title and interest in and to the assets of
Soft Wave set forth on EXHIBIT A1 (the "SUBJECT ASSETS").

         (b) Newco,  upon the terms and conditions set forth in this  Agreement, does  hereby  agree to assume and  faithfully  perform,  satisfy  and fulfill in accordance  with their  respective  terms and,  at the closing  provided  for in
Section 3 of this Agreement, will so assume, all of the Liabilities of Soft Wave set forth on EXHIBIT B1 (the "SUBJECT LIABILITIES"). For purposes of clarity, it is noted that the Subject Liabilities include the liabilities and obligations of
Soft Wave under the Soft Wave Promissory  Note, the Alowex Letter  Agreement and
the Remnant Letter Agreement.

         (c) In  connection  with the  above-described  transfer  of the Subject
Assets,  subject to the  Subject  Liabilities,  Newco  shall  issue to Soft Wave
159,990,000 shares of Newco Common Stock.

         (d) It is  intended  by the  parties  hereto  that the  transfer of the
Subject  Assets,  subject to the Subject  Liabilities,  shall be governed by and qualify for tax-free treatment under Section 351 of the Internal Revenue Code of
1986, as amended.

         3. CLOSING.

         (a) The closing of the transactions  contemplated  under this Agreement
(the "CLOSING")  shall take place  concurrent with the execution and delivery of this Agreement.

         (b) At the Closing, Soft Wave shall execute and deliver:

                  (i) an  instrument of  assignment  in  substantially  the form attached hereto as EXHIBIT C (the "INSTRUMENT OF ASSIGNMENT");

                  (ii) a patent application assignment in substantially the form attached  hereto as EXHIBIT D (the " PATENT  APPLICATION  ASSIGNMENT");
         and

                  (iii)  such  other  bills  of  sale,  certificates  of  title, assignments of contracts and other instruments of transfer,  conveyance and  assignment  as and to  the  extent  necessary  to  accomplish  and evidence the valid and effective contribution, transfer, conveyance and assignment of the Subject  Assets to, and the assumption of the Subject
         Liabilities by, Newco.

         (c) At the Closing, Newco shall execute and deliver:

                  (i) an  instrument of  assumption  in  substantially  the form attached hereto as EXHIBIT E (the "INSTRUMENT OF ASSUMPTION"); and

                  (ii)  such  other  bills  of  sale,   certificates  of  title,
         assignments of contracts and other instruments of transfer,  conveyance and  assignment  as and to  the  extent  necessary  to  accomplish  and evidence the valid and effective contribution, transfer, conveyance and assignment of the Subject  Assets to, and the assumption of the Subject
         Liabilities by, Newco.

         4. ALOWEX PROMISSORY NOTE AND SECURITY AGREEMENT.

         (a)  Alowex  hereby  consents  to  and  approves  in all  respects  the transactions contemplated under this Agreement upon the terms and conditions set forth herein.

         (b)  Remnant  hereby  consents  to and  approves  in all  respects  the transactions contemplated under this Agreement upon the terms and conditions set forth herein.

         (c) Soft Wave hereby  consents  to and  approves  in all  respects  the transactions contemplated under this Agreement upon the terms and conditions set forth herein.

         (d) Immediately  following the  consummation of the contribution of the
Subject Assets and the  assumption of the Subject  Liabilities  contemplated  in
Section 2 of this  Agreement,  Alowex shall submit the Soft Wave Promissory Note to Newco for cancellation and, upon such submission, Newco shall cancel the Soft
Wave  Promissory Note and replace it by issuing a new  substantially  equivalent promissory  note in  substantially  the form  attached  hereto as EXHIBIT G (the
"NEWCO PROMISSORY NOTE").

         (e) Concurrent with the issuance of the Newco  Promissory  Note,  Newco and Alowex  shall  enter into a security  agreement  in  substantially  the form attached  hereto as  EXHIBIT H (the  "NEWCO  SECURITY  AGREEMENT")  which  shall replace the Soft Wave Security Agreement.

         5. FURTHER ASSURANCES.

         (a) From and after the Closing,  each party shall  execute and deliver, or use its reasonable  best efforts to cause to be executed and  delivered,  all such other  instruments,  including  instruments of  conveyance,  assignment and transfer,  and take all such other actions as may be necessary,  consistent with the terms of this Agreement,  in order to effectuate the provisions and purposes of this  Agreement and the transfer of the Subject  Assets and the assumption of the Subject Liabilities.

         (b) To the extent  that any  Subject  Asset or Subject  Liability  that would  otherwise  be assigned  to, or assumed by,  Newco at Closing  pursuant to
Section 2 is not capable of being  assigned  or assumed  without  obtaining  the consent of any third party,  which  consent has not been received on or prior to
Closing,  such Subject Asset or Subject Liability will be assigned or assumed on the date the requisite  consent is received and until such time, Soft Wave shall be deemed to have assigned to Newco hereby the economic benefit received by Soft

Wave from and after the Closing with  respect to the  applicable  rights  and/or interests  under any such  Subject  Asset and shall hold such  Subject  Asset in trust  for  Newco,  and  Newco  shall be deemed  to have  assumed  the  economic detriment  incurred by Soft Wave from and after the Closing  with respect to any such Subject Liability.

         6. MISCELLANEOUS.

         (a) Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement  shall be in writing and shall be deemed to have been  delivered,  given,  and  received  for all  purposes (i) if delivered personally to the party or to an officer of the party to whom the same is  directed,  or (ii) when the same is  actually  received,  if sent  either by registered or certified mail, postage and charges prepaid, or by Federal Express
(or other  reputable  overnight  delivery  service  which  provides  evidence of delivery), addressed as follows, or to such other address as such party may from time to time specify by notice to the other party:

                  (i) If to Soft Wave,  to the address of Soft Wave set forth on the signature page to this Agreement;

                  (ii) If to  Newco,  to the  address  of Newco set forth on the signature page to this Agreement;

                  (iii) If to Alowex,  to the address of Alowex set forth on the signature page to this Agreement; and

                  (iv) If to Remnant, to the address of Remnant set forth on the signature page to this Agreement.

         (b) Except as otherwise  provided in this  Agreement,  every  covenant, term,  and  provision of this  Agreement  shall be binding upon and inure to the benefit of the parties hereto and their respective successors,  transferees, and permitted assigns.  No party may assign this Agreement without the prior written consent of the other party. Any attempted  assignment  contrary to the foregoing shall be void.

         (c) Every  covenant,  term,  and provision of this  Agreement  shall be construed  simply  according to its fair meaning and not strictly for or against any party.

         (d) Section and other  headings  contained  in this  Agreement  are for reference purposes only and are not intended to describe,  interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

         (e) Except as  otherwise  provided in the  succeeding  sentence,  every provision  of this  Agreement is intended to be  severable,  and, if any term or provision  of this  Agreement  is illegal or invalid for any reason  whatsoever, such  illegality or invalidity  shall not affect the validity or legality of the remainder of this Agreement.  The preceding sentence of this subsection shall be of no force or effect if the  consequence  of  enforcing  the  remainder of this
Agreement  without such  illegal or invalid term or provision  would be to cause any party to lose the material benefit of its economic bargain.

         (f) All terms and any  variations  thereof  shall be deemed to refer to masculine,  feminine,  or neuter,  singular  or plural,  as the  identity of the
Person or Persons may require.

         (g) The laws of the State of New York shall govern the validity of this
Agreement,  the construction of its terms, and the  interpretation of the rights and duties arising hereunder.

         (h) Each of the parties  irrevocably  waives to the extent permitted by law,  all rights to trial by jury and all rights to immunity by  sovereignty  or otherwise in any action,  proceeding or counterclaim  arising out of or relating to this Agreement.

         (i) This Agreement and the agreements referenced herein or contemplated hereunder or thereunder contain the entire agreement of the parties with respect to the subject  matter  hereof.  This  Agreement  may not be  altered,  amended, changed,  modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound.

         (j) This Agreement may be executed in any number of  counterparts  with the same  effect as if all of the  parties  had  signed the same  document.  All counterparts shall be construed together and shall constitute one agreement.

                      [the next page is the signature page]

                   [signature page to Contribution Agreement]

         IN WITNESS  WHEREOF,  the undersigned  have caused this Agreement to be executed as of the day and year first above written.

                                           SOFT WAVE MEDIA, LLC

                                           By: /s/ Charles Omphalius
                                               ---------------------------------
                                               Name: Charles Omphalius
                                               Title: Manager

                                           ADDRESS:
                                           ONE BRIDGE STREET, SUITE 56
                                           IRVINGTON, NY 10533

                                           SOFT WAVE MEDIA, INC.

                                           By: /s/ Josh Wexler
                                               ---------------------------------
                                               Name: Josh Wexler
                                               Title: CEO

                                           ADDRESS:
                                           ONE BRIDGE STREET, SUITE 56
                                           IRVINGTON, NY 10533

                                           ALOWEX, LLC

                                           By: /s/ Josh Wexler
                                               ---------------------------------
                                               Name: Josh Wexler
                                               Title: Manager

                                           ADDRESS:
                                           ONE BRIDGE STREET, SUITE 73-74
                                           IRVINGTON, NY 10533

                                           REMNANT MEDIA, LLC

                                           By: /s/ Michael Caprio
                                               ---------------------------------
                                               Name: Michael Caprio
                                               Title: Managing Member

                                           ADDRESS:
                                           ONE BRIDGE STREET, SUITE 56
                                           IRVINGTON, NY 10533